SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)
333-109381	13-4087398
(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604
(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Haights Cross Communications, Inc. (the “Company”) is a “voluntary filer” for purposes of the periodic and current reporting requirements of the Securities and Exchange Commission (the “Commission”). The Company is a voluntary filer because it does not have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or listed on an exchange or in any automated inter-dealer quotation system of any national securities association, and it is no longer required to file reports under Section 15(d) of the Exchange Act. Rather, it continues to file its reports under the Exchange Act in order to comply with the reporting covenants contained in its bond indentures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2009, the board of directors of Haights Cross Communications, Inc. (together with its subsidiaries, the “Company”) approved the Company’s 2009 annual incentive plan (the “Incentive Plan”).  Under the Incentive Plan, the Company provides its managers and employees, including its named executive officers, with an opportunity to earn cash incentive payments pursuant to an incentive plan in effect for each fiscal year. Payouts to participants under the Incentive Plan are based on the Company’s achievement of defined performance based targets and such participant’s applicable target payout.  A participant’s target payout (the “Target Payout”) under the Incentive Plan is determined as a percentage (the “Target Payout Percentage”) of the participant’s annual base compensation.  Payouts for employees range from 25% to 125% of the Target Payout, based on achieving the stated objectives of the Incentive Plan. The Target Payout Percentage for the Haights Cross named executive officers are as follows:
Named Executive Officer	Target Payout Percentage
Paul J. Crecca, CEO and President*	50%
Mark Kurtz, SVP and CFO	35%
Melissa L. Linsky, SVP – Financing and Planning, Treasurer	35%
Scott Williams, President, Recorded Books	35%
*  Mr. Crecca has been guaranteed a minimum payout equal to his Target Payout.

The Board of Directors reserves the right, in its sole and absolute discretion, to change the eligibility for participation under the Incentive Plan, to revise, eliminate or otherwise modify any performance targets, to modify any participant’s Target Payout, or otherwise to increase, decrease or eliminate any incentive payouts to any participant under the Incentive Plan, regardless of the level of performance targets that have been achieved, including to provide for no incentive payout to a participant even though one or more performance targets have been achieved.

The foregoing description is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Haights Cross Communications, Inc. 2009 Annual Management/Employee Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HAIGHTS CROSS COMMUNICATIONS, INC.

Dated: August 12, 2009	By:	/s/ Mark Kurtz
Name: Mark Kurtz
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Haights Cross Communications, Inc. 2009 Annual Management/Employee Incentive Plan